Rule 30a-2(b) CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The China-U.S. Growth Fund do hereby certify, to such officer's knowledge, that:


(1) The annual report on Form N-CSR of the Registrant for the fiscal year ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: December 16, 2003


/s/ Dan C. Chung
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Dan C. Chung
President
The China-U.S. Growth Fund


Dated: December 16, 2003


/s/ Frederick A. Blum
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Frederick A. Blum
Treasurer
The China-U.S. Growth Fund



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.